Exhibit 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with Amendment No. 1 to the Quarterly Report of Leap Wireless International, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Douglas Hutcheson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ S. DOUGLAS HUTCHESON
S. Douglas Hutcheson
Chief Executive Officer and President

Date: April 19, 2006
     In connection with Amendment No. 1 to the Quarterly Report of Leap Wireless International, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dean M. Luvisa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DEAN M. LUVISA
Dean M. Luvisa
Vice President, Finance and Acting Chief Financial Officer

Date: April 19, 2006